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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                              --------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 8, 2002
                                 --------------


                                CONCORD EFS, INC.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)


     Delaware                       000-13848                     04-2462252
     --------                      ----------                     ----------
 (State or Other Jurisdiction  (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)


  2525 Horizon Lake Drive, Suite 120, Memphis, Tennessee           38133
  ------------------------------------------------------           -----
         (Address of Principal Executive Offices)                (Zip Code)




Registrant's telephone number, including area code:  (901) 371-8000
                                                     --------------



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.

(a) - (b)  Not applicable.

(c)  Exhibits:

Exhibit
Number     Description of Exhibit
-------    ----------------------

99.1 Statement under Oath of Principal Executive Officer of Concord EFS, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement under Oath of Principal Financial Officer of Concord EFS, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings


Item 9.    Regulation FD Disclosure.


     On August 8, 2002, in accordance with Securities and Exchange Commission Order No. 4-460, each of the Principal Executive Officer, Dan M. Palmer, and Principal Financial Officer, Edward T. Haslam, of Concord EFS, Inc. submitted a sworn statement to the Securities and Exchange Commission.

     The sworn statements are furnished as Exhibits 99.1 and 99.2 to this report.


                                       2

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CONCORD EFS, INC.



Date:  August 8, 2002           By: /s/ Edward T. Haslam
                                    -------------------------------------------
                                    Edward T. Haslam
                                    Senior Vice President,
                                    Chief Financial Officer, and Treasurer